UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 21, 2013 (March 19, 2013)

SAVIENT PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-15313	13-3033811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Crossing Boulevard Bridgewater, NJ	08807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 418-9300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On March 19, 2013, Savient Pharmaceuticals, Inc. (the “Company”) announced its financial results for the quarter and fiscal year ended December 31, 2012. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In addition, on March 19, 2013, the Company held a publicly available live conference call discussing its financial results for the quarter and fiscal year ended December 31, 2012. The transcript of the March 19, 2013 conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2013	SAVIENT PHARMACEUTICALS, INC.

	By:	/s/ Philip K. Yachmetz
Philip K. Yachmetz
SVP & General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated March 19, 2013

99.2	Transcript dated March 19, 2013